below, according to the following schedule: BUSINESS NOTE (Use only for business purpose loans) $ ") atLender(" , Wisconsin, the sum of $ FOR LENDER CLERICAL USE ONLY LOAN OFFICER (MAKER) (DATE) THIS NOTE INCLUDES ADDITIONAL PROVISIONS ON PAGE 2. )ENOHP()SSERDDA( (SEAL) (SEAL) (SEAL) (SEAL) (SEAL) Page 1 of 2 (Type of Organization) , plus interest as set forth ," whether one or more) promises to pay to the order ofMakerThe undersigned ("1. Promise to Pay and Payment Schedule. % thereafter. and % until Stepped Fixed Interest Rate. a/na/ a/nn day after its due date, Lender may collect aIf any payment (other than the final payment) is not made on or before the3. Other Charges. for each check. Maker agrees to pay a charge of $ % of the unpaid amount delinquency charge of or electronic debit presented for payment under this Note which is returned unsatisfied. If section 2(b) or (c) above is checked, an adjustment in the stated interest rate will result in an increase or decrease inPayment Modification. minusplus The stated interest rate is variable and will adjust to equal the Index Rate (as defined below), Variable Interest Rate. %Fixed Interest Rate Interest shall accrue on unpaid principal and interest after maturity (whether by accelerationInterest After Maturity and Application of All Payments. at thepercentage points at the stated interest rate(s) under section 2(a), (b) or (c) above, as applicable, plus or lapse of time) until paid %, calculated as provided in section 2(g) or (h), as applicable, below. All payments applied to this Note shall be appliedstated interest rate of in such order as Lender determines to interest, principal and payments due under this Note or any agreement securing this Note. Interest shall accrue before maturity (whether by acceleration or lapse of time) at the stated interest rate(s) identified in section 2(a), (b) or (c)2. Interest. as applicable, on the unpaid principal balance, calculated as provided in section 2(g) or (h), as applicable, below:"),interest ratestated below (each a " The Index Rate may or may not be the lowest rate charged by Lender. The stated interest rate shall be adjusted on the following change dates: the number of scheduled periodic payments sufficient tothe amount of the final payment, (3) the amount of each payment of interest, (2) (1) the amount of each remaining payment of principal and interest so that those remaining paymentsrepay this Note in substantially equal payments, (4) the amount of each remaining payment of principal andwill be substantially equal and sufficient to repay this Note by its scheduled maturity date, (5) interest (other than the final payment) so that those remaining payments will be substantially equal and sufficient to repay this Note by its scheduled maturity date based on the original amortization schedule used by Lender, plus the final payment of principal and interest, or (6) [Check (a), (b) or (c); only one shall apply.] . . In addition, Lender is authorized to change the amount of periodic payments if and to the extent necessary to pay in full all accrued interest owing on this Note. Maker agrees to pay any resulting payments or amounts. If the Index Rate ceases to be made available to Lender during the term of this Note, Lender may substitute a comparable Index. Compounding. Prior to maturity (whether by acceleration or lapse of time), unpaid and past due interest shall bear interest from its due date at the stated interest rate then in effect for this Note under Section 2(a), (b) or (c) above, as applicable, calculated as provided in section 2(g) or (h), as applicable, below. Interest will be calculated by applying a daily interest rate for the actual number of days interest is owing, up toInterest Calculation (Actual Days). 365 days in a full year or 366 days in a full leap year. The daily interest rate will be calculated as follows: The daily interest rate will be calculated on the basis of a 360 day year, which means that it is calculated by dividing the.360 Day Rate Calculation(1) Maker understands and agrees thatapplicable stated interest rate in section 2(a), (b) or (c), above, as applicable, and in section 2(e), above, by 360. calculating the daily interest rate using a 360 day year means the actual annual interest rate in a 365 day year and in a 366 day leap year is higher than the stated interest rate in section 2(a), (b) or (c), above, as applicable, and in section 2(e), above. The daily interest rate will be calculated on the basis of a 365 day year, which means that it is calculated by dividing the.365 Day Rate Calculation(2) Maker understands and agrees thatapplicable stated interest rate in section 2(a), (b) or (c), above, as applicable, and in section 2(e), above, by 365. calculating the daily interest rate using a 365 day year means the actual annual interest rate in a 366 day leap year is higher than the stated interest rate in section 2(a), (b) or (c), above, as applicable, and in section 2(e), above. .This Note renews and does not satisfy or discharge a note Maker executed to Lender dated 5. Renewal. is permitted at any time without penalty Full or partial prepayment of this Note 6. Prepayment. . . (a) (b) (c) (d) (e) (f) (g) [Check (1) or (2); only one shall apply.] . Interest will be calculated by applying the applicable stated interest rate based on a 360 day year, counting each dayInterest Calculation (30/360). as one thirtieth of a month and disregarding differences in lengths of months and years. (h) Lender disclaims as collateral security for this Note (i) any real estate mortgage or security agreement covering real property4. Collateral Disclaimer. on which any building is located in a special flood hazard area, and (ii) any mobile home located in a special flood hazard area, when such collateral security and any indorser or guarantor of this Note or any other person providing collateraland Maker arises under a mortgage or agreement between Lender security for Maker’s obligations; provided, however, Lender does not disclaim any such collateral security arising under a real estate mortgage or security agreement taken contemporaneously with this Note or real estate mortgage(s) or security agreement(s) in favor of Lender, whenever W. B. A. 451 (4/20/20) 11221 BUSINESS eFIPCO © 2020 Wisconsin Bankers Association/Distributed by FIPCO® Boxes checked are applicable. Boxes not checked are inapplicable. taken, from ________________________________________________________________________________________________________________, dated ____________________________________. A special flood hazard area is an area designated as such under the National Flood Insurance Program. percentage points. However, the stated interest rate shall not exceed % and shall not be less than %. The minimum stated interest rate shall not be applicable until the first rate change date. Until the first change date described below, the stated interest rate shall be %. The stated interest rate shall be adjusted on the change dates provided below. The "Index Rate" is: Exhibit 10.3Loan Number: 52496 Citizens Community Bancorp, Inc. May 1, 2024 12,000,000.00 Chippewa Valley Bank 15755 County Hwy B Hayward 12,000,000.00 39 equal payments of principal of $300,000.00 are due on April 30, 2029 and on the same day(s) of each third month thereafter. Interest payments are due on July 30, 2024 and on the same day(s) of each third month thereafter. A final payment of the unpaid principal and interest is due on January 30, 2039. . n/a X 0.750 n/a 3.000 X 7.750 The highest U.S. Prime Rate as published in the Wall Street Journal "Money Table" as and when the index rate changes and becomes effective. as and when the index rate changes and becomes effective X n/a 5.000 n/a X X X 10th X 5.000 n/a 15.00 n/a n/a X March 30, 2022 n/aX Citizens Community Bancorp, Inc. A Maryland Corporation By Stephen Bianchi, President & CEO By James S Broucek, EVP, CFO and Secretary 2174 Eastridge Center Eau Claire, WI 54701 Note #52496 Port #422260 Product #10406 (debt reduction and refinance terms) Rick Gerber, Chief Executive Officer

ADDITIONAL PROVISIONS Business Note Page 2 of 2EWI451 Rev. 4/21/2020 Upon the occurrence of any one or more of the following events of default: (a) Maker fails to pay any amount when due7. Default and Enforcement. under this Note or under any other instrument evidencing any indebtedness of Maker to Lender, (b) any representation or warranty made under this Note or information provided by Maker or any guarantor of this Note to Lender in connection with this Note is or was false or fraudulent in any material respect, (c) a material adverse change occurs in Maker's financial condition, (d) Maker fails to timely observe or perform any of the covenants or duties contained in this Note, (e) any guarantee of Maker's obligations under this Note is revoked or becomes unenforceable for any reason, (f) Maker, Maker's spouse or a surety or guarantor of this Note dies or ceases to exist, (g) an event of default occurs under any agreement securing this Note, or (h) Lender at any time believes in good faith that the prospect of payment or performance under this Note, under any other instrument evidencing any indebtedness of Maker to Lender or under any agreement securing this Note is impaired, then the unpaid balance shall, at the option of Lender, without notice, mature and become immediately payable. The unpaid balance shall automatically mature and become immediately payable in the event any Maker or any surety, indorser or guarantor for any of Maker's obligations under this Note becomes the subject of bankruptcy or other insolvency proceedings. Lender's receipt of any payment on this Note after the occurrence of an event of default shall not constitute a waiver of the default or the Lender's rights and remedies upon such default. Lender may waive any default without waiving any other subsequent or prior default by Maker. Lender may also fail or delay in exercising any right, power or remedy under this Note without waiving any such right, power or remedy. Lender's single or partial exercise of any right, power or remedy under this Note shall not preclude any other or further exercise of any right, power or remedy. To the extent not prohibited by law, Maker consents that venue for any legal proceeding relating to collection of this Note shall be, at Lender's option, the county in which Lender has its principal office in Wisconsin, the county and state in which any Maker resides or the county and state in which this Note was executed and Maker submits to the jurisdiction of any such court. Except for collateral disclaimed as security for this Note under section 4 on page 1 of this Note, this Note is secured by all existing and future8. Security. security agreements and mortgages between Lender and Maker, between Lender and any indorser or guarantor of this Note, and between Lender and any other person providing collateral security for Maker's obligations, and payment may be accelerated according to any of them. Unless a lien would be prohibited by law or would render a nontaxable account taxable, Maker grants to Lender a security interest and lien in any deposit account Maker may at any time have with Lender. Lender may, at any time after an occurrence of an event of default, without notice or demand, set-off against any deposit balance or other money now or hereafter owed any Maker by Lender any amount unpaid under this Note. All rights and remedies of Lender are cumulative and may be exercised from time to time together, separately, and in any order.9. Rights of Lender. Without affecting the liability of any Maker, indorser, surety, or guarantor, Lender may, without notice, accept partial payments, release or impair any collateral security for the payment of this Note or agree not to sue any party liable on it. Lender may apply prepayments, if permitted, to such future installments as it elects. Lender may without notice to Maker apply payments made by or for Maker to any obligations of Maker to Lender. Without affecting the liability of any indorser, surety or guarantor, Lender may from time to time, without notice, renew or extend the time for payment. This Note benefits Lender, its successors and assigns, and binds Maker and Maker's heirs, personal representatives, successors and12. Interpretation. assigns. The validity, construction and enforcement of this Note are governed by the internal laws of Wisconsin except to the extent such laws are preempted by federal law. Invalidity or unenforceability of any provision of this Note shall not affect the validity or enforceability of any other provisions of this Note. If none stated there are no other provisions.13. Other Provisions. The obligations under this Note of all Makers are joint and several. All Makers, indorsers, sureties, and10. Obligations and Agreements of Maker. guarantors agree to pay all costs of collection before and after judgment, including reasonable attorneys' fees (including those incurred in successful defense or settlement of any counterclaim brought by Maker or incident to any action or proceeding involving Maker brought pursuant to the United States Bankruptcy Code) and waive presentment, protest, demand and notice of dishonor. Maker agrees to indemnify and hold harmless Lender, its directors, officers, employees and agents, for, from and against any and all claims, damages, judgments, penalties, and expenses, including reasonable attorneys' fees, arising directly or indirectly from credit extended under this Note or the activities of Maker. This indemnity shall survive payment of this Note. Each Maker acknowledges that Lender has not made any representations or warranties with respect to, and that Lender does not assume any responsibility to Maker for, the collectability or enforceability of this Note or the financial condition of any Maker. Each Maker has independently determined the collectability and enforceability of this Note. Maker represents that the legal name of Maker and the address of Maker's principal residence are as set forth on page 1. Maker shall not change its legal name or address without providing at least 30 days’ prior written notice of the change to Lender. 11. Entire Agreement. THIS NOTE IS INTENDED BY LENDER AND MAKER AS A FINAL EXPRESSION OF THIS NOTE AND AS A COMPLETE AND EXCLUSIVE STATEMENT OF ITS TERMS, THERE BEING NO CONDITIONS TO THE ENFORCEABILITY OF THIS NOTE, AND THIS NOTE MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES TO THIS NOTE. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES TO THIS NOTE. THIS NOTE MAY NOT BE SUPPLEMENTED OR MODIFIED EXCEPT IN WRITING SIGNED BY LENDER AND MAKER. Secured by but not limited to the following collateral: All shares of stock issued by Citizens Community Federal National Association ("CCFNA") and held by Debtor, including without limitation 1,000,000 shares represented by stock Certificate #1 issued by CCFNA which, as of the date hereof, represents 100% of all outstanding stock of CCFNA and any re-issuance or replacement thereof as previously granted under Collateral Pledge Agreement dated August 1, 2018. This Business Note is amended by the General Rider to Business Note, dated as of the date hereof, executed by Maker and Lender.

GENERAL RIDER TO BUSINESS NOTE This General Rider to Loan Documents ("Rider") is made and entered into as of May 1, 2024 (the "Effective Date") by and between Citizens Community Bancorp, Inc., a Maryland corporation ("Maker"), and Chippewa Valley Bank ("Lender"). WHEREAS, on the Effective Date, Maker is executing in favor of Lender a Business Note (the "Note") evidencing a loan in the original principal amount of $12,000,000.00 (the "Loan"); which constitutes a refinance of existing debt with Lender of March 30, 2022 and further modified February 27, 2023. WHEREAS, the obligations, liabilities and indebtedness of Maker with respect to the Loan will be secured by a security interest in certain investment property of Maker pursuant to the terms of a Collateral Pledge Agreement; and WHEREAS, Maker and Lender wish to amend the terms and provisions of the Note as set forth herein. NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by all parties, the parties do hereby agree as follows, notwithstanding any other provisions to the contrary set forth in the Note: 1. Definitions. All capitalized terms used herein shall have the same meaning as defined in the Note, unless otherwise defined in this Rider. 2. Amendments to Note. The Note is hereby amended as follows: (a) The first sentence of Section 7 of the Note is deleted in its entirety and replaced with the following language: Upon the occurrence of any one or more of the following events of default: (a) Maker fails to pay any amount within 10 days after such amount is due under this Note or under any other instrument evidencing any indebtedness of Maker to Lender, (b) any representation or warranty made under this Note or information provided by Maker or any guarantor of this Note to Lender in connection with this Note is or was false or fraudulent in any material respect, (c) a material adverse change occurs in Maker's financial condition, (d) Maker fails to timely observe or perform any of the covenants or duties contained in this Note, (e) any guarantee of Maker's obligations under this Note is revoked or becomes unenforceable for any reason, (f) Maker, Maker's spouse or a surety or guarantor of this Note dies or ceases to exist, or (g) an event of default occurs under any agreement securing this Note, then the unpaid balance shall, at the option of Lender, without notice, mature and become immediately payable. Notwithstanding the foregoing, if an event of default occurs under Section 7(d), Customer shall have 10 days after notice thereof to cure such event of default, provided that Lender, in its reasonable discretion, believes that such event of default is able to be cured. (b) The fourth sentence of Section 9 of the Note is amended in its entirety to read as follows: After an event of default as described in Section 7 above, Lender may, without notice to Maker, apply payments made by or for Maker to any obligations of Maker to Lender under this Note. (c) The Note is amended by inserting the following sentence at the end of Section 10: Notwithstanding the foregoing, Maker shall have no obligation to indemnify or hold harmless Lender, its directors, officers, employees or agents for events caused by any of their fraud or willful misconduct.

2 (d) The first sentence of Section 11 of the Note is amended in its entirety to read as follows: THIS NOTE IS INTENDED BY LENDER AND MAKER AS A FINAL EXPRESSION OF THIS NOTE AND AS A COMPLETE AND EXCLUSIVE STATEMENT OF ITS TERMS, THERE BEING NO CONDITIONS TO THE ENFORCEABILITY OR EFFECTIVENESS OF THIS NOTE EXCEPT AS SET FORTH HEREIN, AND THIS NOTE MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES TO THIS NOTE. (e) The following provisions are added to the end of Section 13 of the Note: Notice. Except as otherwise provided in this Note, all notices required or provided for under this Note shall be in writing and mailed, sent or delivered, if to Maker, at Maker's last known address or email address as shown on the records of Lender, and if to Lender, at its address shown on page 1, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed duly given when delivered by hand or courier, or three business days after being deposited in the mail (including any private mail service), postage prepaid. Waiver of Jury Trial. MAKER AND LENDER HEREBY KNOWINGLY AND VOLUNTARILY WAIVE THE RIGHT EACH OF THEM MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM BASED ON OR ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ANY OTHER ACTION OF ANY PARTY. 3. Inconsistency. To the extent there is any inconsistency between the Note and this Rider, this Rider shall control. [Signature Page Follows]

3 IN WITNESS WHEREOF, the parties have executed this Rider as of the Effective Date and agree to be bound by all provisions of this Rider. MAKER: CITIZENS COMMUNITY BANCORP, INC. By: ______________________________ Stephen Bianchi, President & Chief Executive Officer By: ______________________________ James S Broucek, EVP, CFO and Secretary LENDER: CHIPPEWA VALLEY BANK By: ______________________________ Rick Gerber, Chief Executive Officer